MORTGAGE DEED AND SECURITY AGREEMENT


     THIS MORTGAGE DEED (the Mortgage), dates as of July 12, 1996, by and between MARK CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called Mortgagor) and FIRST FEDERAL SAVINGS BANK OF NEW SMYRNA, which is organized and existing under the laws of the United States of America, having office at 900 N. Dixie Freeway, New Smyrna Beach, Florida (thereinafter called Mortgagee);

     WITNESSETH, that in consideration of the premises and in order to secure the payment of both the principal of, and interest and any other sums payable on the note (as hereinafter defined) or this Mortgage and the performance and observance of all of the provisions hereof and of said note, Mortgagor hereby grants, sells, warrants, conveys, assigns, transfers, mortgages and sets over and confirms unto Mortgagee, all of Mortgagor's estate, right, title and interest in, to and under all that certain real property situate in Volusia County, Florida, more particularly described as follows:

     SEE LENGTHY LEGAL DESCRIPTION ATTACHED HERETO AND
            INCORPORATED HEREIN AS EXHIBIT "A"

     TOGETHER WITH all improvements now or hereafter located on said real property and all fixtures, appliances, apparatus, equipment, furnishings, heating and air conditioning equipment, machinery and articles of personal property and replacement thereof (other than those owned by lessees of said real property) now or hereafter affixed to, attached to, placed upon, or used in any way in connection with the complete and comfortable use, occupancy, or operation of the said real property, all licenses and permits used or required in connection with the use of said real property, all leases of said real property now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including without limitation, cash or securities deposited thereunder pursuant to said leases, and all rents, issues, proceeds, and profits accruing from said real property and together with all proceeds of the conversion, voluntary or involuntary of any of the foregoing into cash or liquidated claims, including without limitation, proceeds of insurance and condemnation awards (the foregoing said real property, tangible and intangible personal property hereinafter referred to collectively as the Mortgaged Property). Mortgagor hereby grants to Mortgagee a security interest in the foregoing described tangible and intangible personal property.

     TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining and the reversion and reversions thereof and all the estate, right, title, interest, homestead, dower and right of dower, separate estate, possession, claim and demand whatsoever, as well in law as in equity, of Mortgagor and unto the same, and every part thereof, with the appurtenances of Mortgagor in and to the same, and every part and parcel thereof unto Mortgagee.

     Mortgagor warrants that Mortgagor has a good and marketable title to an indefeasible fee estate in the real property comprising the Mortgaged Property subject to no lien, charge or encumbrance except such as Mortgagee has agreed to accept in writing and Mortgagor covenants that this Mortgage is and will remain a valid and enforceable mortgage on the Mortgaged property in the manner and form herein done or intended hereafter to be done. Mortgagor will preserve such title and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

     Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time require in order to preserve the priority of the lien of this Mortgage or to facilitate the performance of the terms hereof.

     PROVIDED, HOWEVER, that if Mortgagor shall pay to mortgagee the indebtedness in the principal sum of $2,000,000.00 as evidenced by that certain promissory note (the Note), of even date herewith, or any renewal or replacement of such Note, executed by Mortgagor and payable to order of Mortgagee, with interest and upon the terms as provided therein, and together with all other sums advanced by Mortgagee, with interest and upon the terms as provided therein, and together with all other sums advanced by Mortgagee to or on behalf of Mortgagor pursuant to the Note or this Mortgage, the final maturity date of the Note and this Mortgage as specified in the Note and shall perform all other covenants and conditions of the Note, all of the terms of which Note are incorporated herein by reference as though set forth fully herein, and of any renewal, extension or modification, thereof and of this Mortgage, then this Mortgage and the estate hereby created shall cease and terminate.

     Mortgagor further covenants and agrees with Mortgagee as follows:

     1. To pay all sums, including interest secured hereby when due, as provided for the Note and any renewal, extension or modification thereof and in this Mortgage, all such sums to be payable in lawful money of the United States of America at Mortgagee's aforesaid principal office, or at such other place as Mortgagee may designate in writing.

     2. To pay when due, and without requiring any notice from Mortgagee, all taxes, assessments of any type or nature and other charges levied or assessed against the Mortgaged Property or this Mortgage and produce receipts therefore upon demand. To immediately pay and discharge any claim, lien or encumbrance against the Mortgaged property which may be or become superior to this Mortgage and to permit no default or delinquency on any other lien, encumbrance or charge against the Mortgaged Property.

     3. If required by Mortgagee, to also make monthly deposits with Mortgagee, in a non-interest bearing account, together with and in addition to interest and principal, of a sum equal to one-twelfth of the yearly taxes and assessments which may be levied against the Mortgaged Property, and (if so required) one-twelfth of the yearly premiums for insurance thereon. The amount of such taxes, assessments and premiums, when unknown, shall be estimated by Mortgagee. Such deposits shall be used by Mortgagee to pay such taxes, assessments and premiums when due. Any insufficiency of such account to pay such charges when due shall be paid by Mortgagor to Mortgagee on demand. If, by reason of any default by Mortgagor under any provision of this Mortgage, Mortgagee declares all sums secured hereby to be due and payable, Mortgagee may then apply and funds in said account against the entire indebtedness secured hereby. The enforceability of the covenants relating to taxes, assessments and insurance premiums herein otherwise provided shall not be affected except insofar as those obligations have been met by compliance with this paragraph. Mortgagee may from time to time at its option waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to Mortgagor in writing. While any such waiver is in effect, Mortgagor shall pay taxes, assessments and insurance premiums as herein elsewhere provided.

     4. To promptly pay all taxes and assessments assessed or levied under and by virtue of any state, federal, or municipal law or regulation hereafter passed, against Mortgagee upon this Mortgage or the debt hereby secured, or upon its interest under this Mortgage, provided however, that the total amount so paid for any such taxes pursuant to this paragraph together with the interest payable on said indebtedness shall not exceed the highest lawful rate of interest in Florida and provided further that in the event of the passage of any such law or regulation imposing a tax or assessment against Mortgagee upon this Mortgage or the debt secured hereby, that the entire indebtedness secured by this Mortgage shall thereupon become immediately due and payable at the option of Mortgagee.

     5. To keep the Mortgaged Property insured against loss or damage by fire, and all perils insured against by an extended coverage endorsement, and such other risks and perils as Mortgagee in its discretion may require. The policy or policies of such insurance shall be in the form in general use from time to time in the locality in which the Mortgaged Property is situated, shall be in such amount as Mortgagee may reasonably require, shall be issued by a company or companies approved by Mortgagee, and shall contain a standard mortgagee clause with loss payable to Mortgagee. Whenever required by Mortgagee, such policies, shall be delivered immediately to and held by Mortgagee. Any and all amounts received by Mortgagee under any of such policies may be applied by Mortgagee under any of such policies may be applied by Mortgagee on the indebtedness secured hereby in such manner as Mortgagee may, in its sole discretion, elect or, at the option of Mortgagee, the entire amount so received or any part thereof may be released. Neither the application nor the release of any such amounts shall cure or waive any default. Upon exercise of the power of sale given in this Mortgage or other acquisition of the Mortgaged Property or any part thereof by Mortgagee, such policies shall become the absolute property of Mortgagee.

     6. To first obtain the written consent of Mortgagee, such consent to be granted or withheld at the sole discretion of Mortgagee, before (a) removing or demolishing any building now or hereafter erected on the premises, (c) making any repairs which involve the removal of structural parts or the exposure of the interior of such building to the elements, (d) cutting or removing or permitting the cutting and removal of any trees or timber on the Mortgaged Property, (e) removing or exchanging any tangible personal property which is part of the Mortgaged Property.

     7. To maintain the Mortgaged Property in good condition and repair, including but not limited to the making of such repairs as Mortgagee may from time to time determine to be necessary for the preservation of the Mortgaged Property and to not commit or permit any waste thereof, and Mortgagee shall have the right to inspect the Mortgaged Property on reasonable notice to Mortgagor.

     8. To comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Mortgaged
Property, and not to cause or permit any violation thereof.

     9. If Mortgagor fails to pay any claim, lien or encumbrance which is superior to this Mortgage, or when due, any tax or assessment or insurance premium, or to keep the Mortgaged property in repair, or shall commit or permit waste, or if there be commenced any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of Mortgagee therein, including, but not limited to, eminent domain and bankruptcy or reorganization proceedings, then Mortgagee, at its option, may pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and may appear in any such action or proceeding and retain counsel therein, and take such action therein as Mortgagee deems advisable, and for any of such purposes Mortgagee may advance such sums of money, including all costs, reasonable attorney's fees and other items of expense as it deems necessary. Mortgagee shall be the sole judge of the legality, validity and priority of any such claim, lien, encumbrance, tax, assessment and premium and of the amount necessary to be paid in satisfaction thereof. Mortgagee shall not be held accountable for any delay in making any such payment, which delay may result in any additional interest, costs, charges, expenses or otherwise.

     10. Mortgagor will pay to Mortgagee, immediately and without demand, all sums of money advanced by Mortgagee to protect the security hereof pursuant to this Mortgage, including all costs, reasonable attorney's fees and other items of expense, together with interest on each such advancement at the highest lawful rate of interest per annum allowed by the law of the State of Florida, and all such sums and interest thereon shall be secured hereby.

     11. All sums of money secured hereby shall be payable without any relief whatever from any valuation or appraisement laws.

     12. If default be made in payment of any instalment of principal or interest of the Note or any part thereof when due, or in payment, when due, or any other sum secured hereby, or in performance of any of Mortgagor's obligations, covenants or agreements hereunder, all of the indebtedness secured hereby shall become and be immediately due and payable at the option of Mortgagee, without notice or demand which are hereby expressly waived, in which event Mortgagee may avail itself of all rights and remedies, at law or in equity, and this Mortgage may be foreclosed with all rights and remedies afforded by the laws of Florida and Mortgagor shall pay all costs, charges and expenses thereof, including a reasonable attorney's fee, including all such costs, expenses and attorney's fees, for any retrial, rehearing or appeals. The indebtedness secured hereby shall bear interest at the highest lawful rate of interest per annum allowed by the law of the State of Florida from and after the date of any such default of Mortgagor. If the Note provides for instalment payments, the Mortgagee may, at its option, collect a late charge as may be provided for in the Note, to reimburse the Mortgagee for expenses in collecting and servicing such instalment payments.

     13. If default be made in payment, when due, of any indebtedness secured hereby, or in performance of any of Mortgagor's obligations, covenants or agreement hereunder:


     (a) Mortgagee is authorized at any time, without notice, in its sole discretion to enter upon and take possession of the Mortgaged property or any part thereof, to perform any acts Mortgagee deems necessary or proper to conserve the security and to collect and receive all rents, issues and profits thereof, including those past due as well as those accruing thereafter; and

     (b) Mortgagee shall be entitled, as a matter of strict right, without notice and exparte, and without regard to the value or occupancy of the security, or the solvency of Mortgagor, or the adequacy of the Mortgaged Property as security for the Note, to have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the rents and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of Florida.

     In either such case, Mortgagee or the receiver may also take possession of, and for these purposes use, any and all personal property which is a part of the Mortgaged property and used by Mortgagor in the rental or leasing thereof or any part thereof. The expense (including receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. Mortgagee shall (after payment of all costs and expenses incurred) apply such rents, issues and profits received by it on the indebtedness secured hereby in such order as Mortgagee determines. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee.

     14. If the indebtedness secured hereby is now or hereafter further secured by chattel mortgages, security interests, financing statements, pledges, contracts of guaranty, assignments of leases, or other securities, or if the Mortgaged property hereby encumbered consists of more than one parcel of real property, Mortgagee may at its option exhaust any one or more of said securities and security hereunder, or such parcels of the security hereunder, either concurrently or independently, and in such order as it may determine.

     15. This Mortgage shall secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or to be made at the option of Mortgagee, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage, but such secured indebtedness shall not exceed at any time the maximum principal amount of two times the amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies, or insurance on the Mortgaged property, with interest on such disbursements. Any such future advances, whether obligatory or to be made at the option of the Mortgagee, or otherwise, may be made either prior to or after the due date of the Note or any other notes secured by this Mortgage. This Mortgage is given for the specific purpose of securing any and all indebtedness by the Mortgagor to Mortgagee (but in no event shall the secured indebtedness exceed at any time the maximum principal amount set forth in this paragraph) in whatever manner this indebtedness may be evidenced or represented, until this Mortgage is satisfied or record. All covenants and agreements contained in this Mortgage shall be applicable to all further advances made by Mortgagee to Mortgagor under this future advance clause.

     16. No delay by Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder. No waiver by Mortgagee of any default shall constitute a waiver of or consent to subsequent defaults. No failure of Mortgagee to exercise any option herein given to accelerate maturity of the debt hereby secured, no forbearance by Mortgagee before or after the exercise of such option and no withdrawal or abandonment of foreclosure proceeding by Mortgagee shall be taken or construed as a waiver of its right to exercise such option or to accelerate the maturity of the debt hereby secured by reason of any past, present or future default on the part of mortgagee shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt hereby secured.

     17. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of said note, and without notice or consent:

          (a) Release any person liable for payment of all or any part of the indebtedness or for performance of any obligation;

          (b) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness, or modifying or waiving any obligation, on subordinating, modifying or otherwise dealing with the lien or change hereof;

          (c) Exercise or refrain from exercising or waive any right Mortgagee may have;

          (d)  Accept additional security of any kind; and

          (e) Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the Mortgaged Property.

     18. Any agreement hereafter made by Mortgagor and Mortgagee pursuant to this mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

     19. mortgagor hereby waives all right of homestead exemption, if any, in the Mortgaged Property.

     20. In the event of condemnation proceedings of the Mortgaged property, the award or compensation payable thereunder is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings, Mortgagee may be represented by counsel selected by mortgagee. The proceeds of any award or compensation so received shall, at the option of Mortgagee, either be applied to the prepayment of the Note and at the rate of interest provided therein, regardless of the rate of interest payable on the award by the condemnation authority, or at the option of Mortgagee, such award shall be paid over to Mortgagor for restoration of the Mortgaged Property.

     21. If Mortgagee, pursuant to a construction loan agreement or loan commitment made by Mortgagee with Mortgagor, agrees to make construction loan advances up to the principal amount of the Note, then Mortgagor hereby covenants that it will comply with all of the terms, provisions and covenants of said construction loan agreement or loan commitment, will diligently construct the improvements to be built pursuant to the terms thereof, all of the terms thereof which are incorporated herein by reference as though set forth fully herein and will permit no defaults to occur thereunder and if a default shall occur thereunder, it shall constitute a default under this Mortgage and the Note.

     22.  At the option of Mortgagee, Mortgagor shall provide
Mortgagee with periodic certified audited statements of the operations of and the financial condition of Mortgagor.

     23. The loan represented by this Mortgage and the Note is personal to the Mortgagor and the Mortgagee made the loan to the Mortgagor based upon the credit of the Mortgagor and the Mortgagee's judgement of the ability of the Mortgagor to repay all sums due under this Mortgage, and therefore this Mortgage may not be assumed by any subsequent holder of an interest in the Mortgaged property. If all or any part of the Mortgaged Property, or any interest therein, is sold, conveyed, transferred (including a transfer by agreement for deed or land contract) or further encumbered by Mortgagor without Mortgagee's prior written consent excluding the grant of any leasehold interest in the Mortgaged Property not containing an option to purchase, which lease is made in the ordinary course of Mortgagor's business, then in that event Mortgagee may declare all sums secured by this Mortgage immediately due and payable.

     24. Mortgagor represents and warrants that if a corporation, it is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has stock outstanding which has been duly and validly issued, and is qualified to do business and is in good standing in the State of Florida, with full power and authority to consummate the loan contemplated hereby; and, if a partnership, it is duly formed and validly existing, and is fully qualified to do business in the State of Florida; with full power and authority to consummate the loan contemplated hereby.

     25. In the event any one or more of the provisions contained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provisions of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. The total interest payable pursuant to the Note or this Mortgage shall not in any one year exceed the highest lawful rate of interest permitted in the State of Florida.

     26. The covenants and agreements herein contained shall bind and the benefits and advantages shall inure to the respective heirs, executors, administrators, successors, and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. All covenants, agreements and undertakings shall be joint and several. In the event additional numbered covenants or paragraphs are for convenience inserted in this Mortgage, such additional covenants shall be read and given effect as though following this covenant in consecutive order.

     27.  SEE RIDER TO MORTGAGE DEED AND SECURITY AGREEMENT
INCORPORATED HEREIN.

     IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage as of the date first above written.

                         THIS IS A BALLOON MORTGAGE AND THE FINAL
                         PRINCIPAL PAYMENT OR THE PRINCIPAL
                         BALANCE DUE UPON MATURITY IS
                         $1,628,285.51, TOGETHER WITH ACCRUED
                         INTEREST, IF ANY, AND ALL ADVANCEMENTS
                         MADE BY THE MORTGAGOR UNDER THE TERMS OF
                         THIS MORTGAGE.



                         MARK CENTERS LIMITED PARTNERSHIP, a
                         Delaware limited partnership
                         By:  MARK CENTERS TRUST, General Partner

                         BY  /s/ Joshua Kane, Sr VP & CFO
                              Joshua Kane

                         As its Senior Vice President and
                                Chief Financial Officer